UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013
Yadkin Valley Financial Corporation
(Exact Name of Registrant As Specified in Its Charter)
North Carolina
(State or Other Jurisdiction of Incorporation)

000-52099	20-4495993

(Commission File Number)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, NC	28621

(Address of Principal Executive Offices)	(Zip Code)
(336) 526-6300
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 23, 2013, the Company filed Articles of Amendment to the Articles of Incorporation with the North Carolina Secretary of State to effect the one-for-three reverse stock split and to change the name of the Company from Yadkin Valley Financial Corporation to "Yadkin Financial Corporation." The Articles of Amendment will become effective on May 28, 2013. A copy of the Articles of Amendment to the Company's Articles of Incorporation is furnished as Exhibit 3.1 and Exhibit 3.2 to this Report on Form 8-K and is incorporated by reference into this Item 5.03.

At a meeting of the Company's Board of Directors held on May 23, 2013, the Company's Board approved an amendment and restatement of the Company's bylaws (the "Amended and Restated Bylaws") whose sole purpose and effect was to change all references to the Company therein from "Yadkin Valley Financial Corporation" to "Yadkin Financial Corporation." With the exception of the change in the Company's name, no other changes to the Company's bylaws were made. The Amended and Restated Bylaws will become effective on May 28, 2013.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 23, 2013, of the 41,186,651 shares of Voting Common Stock outstanding and entitled to vote at our Annual Meeting of Shareholders 31,098,924 were present in person or by proxy, and the following matters were voted upon and approved by our shareholders at the Annual Meeting:

1.    To elect the Board of Directors:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTE
Nolan G. Brown	24,295,663	1,971,203	—
Harry M. Davis	24,292,971	1,973,895	—
Thomas J. Hall	22,589,970	3,676,896	—
James A. Harrell, Jr.	24,280,376	1,986,490	—
Larry S. Helms	24,173,526	2,093,340	—
Dan W. Hill, III	24,289,746	1,977,120	—
James L. Poindexter	24,227,142	2,039,724	—
Alison J. Smith	24,311,124	1,955,742	—
James N. Smoak	23,845,252	2,421,614	—
Harry C. Spell	24,276,013	1,990,853	—
Joseph H. Towell	24,312,118	1,954,748	—

2.	To approve the 2013 Equity Incentive Plan:

For	Against	Abstain	Broker Non-Vote
24,173,317	1,463,110	630,439	4,832,058

3.
To approve to grant the Board of Directors the discretionary authority to amend the Articles of Incorporation to effect a one-for-three reverse stock split of the Company's authorized, issued and outstanding common stock:

For	Against	Abstain	Broker Non-Vote
29,096,262	1,451,155	551,507	—

4.	To ratify the appointment of Dixon Hughes Goodman, LLP as independent registered public accounting firm:

For	Against	Abstain	Broker Non-Vote
30,155,591	366,843	576,490	—

Attached as Exhibit 99.1 is a copy of the press release relating to the results of the Annual Meeting of Shareholders, which is incorporated herein by reference.

Item 8.01     Other Events.

On May 23, 2013, the Company's bank subsidiary (the "Bank"), Yadkin Valley Bank and Trust Company, filed Articles of Amendment to the Bank's Articles of Incorporation changing its name to "Yadkin Bank" with the North Carolina Secretary of State. The Articles of Amendment will become effective on May 28, 2013. The Bank will operate all of its branches under the name "Yadkin Bank." The Company will change its NASDAQ ticker symbol to "YDKN" effective on May 28, 2013.

Attached as Exhibit 99.1 is a copy of the press release relating to the one-for-three reverse stock split and the name change.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Item Number	Exhibit

3.1	Articles of Amendment to the Company's Articles of Incorporation
3.2	Articles of Amendment to the Company's Articles of Incorporation
99.1	Press Release dated May 23, 2013

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN VALLEY FINANCIAL CORPORATION
Dated: May 23, 2013	By:	/s/ Jan H. Hollar
		Name:	Jan H. Hollar
		Title:	Executive Vice President and Chief Financial Officer
"Principal Accounting Officer"